Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of Calamos ETF Trust, a Delaware statutory trust, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of beneficial interest of Calamos ETF Trust, hereby constitutes and appoints John P. Calamos, Sr., J. Christopher Jackson, and Thomas E. Herman and each of them, any of whom may act without the joinder of the others, as his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statement on Form N-1A and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorney, acting alone, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorney, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Virginia G. Breen	Trustee	November 1, 2022
Virginia G. Breen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of Calamos ETF Trust, a Delaware statutory trust, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of beneficial interest of Calamos ETF Trust, hereby constitutes and appoints John P. Calamos, Sr., J. Christopher Jackson, and Thomas E. Herman and each of them, any of whom may act without the joinder of the others, as his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statement on Form N-1A and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorney, acting alone, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorney, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ William R. Rybak	Trustee	November 1, 2022
William R. Rybak

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of Calamos ETF Trust, a Delaware statutory trust, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of beneficial interest of Calamos ETF Trust, hereby constitutes and appoints John P. Calamos, Sr., J. Christopher Jackson, and Thomas E. Herman and each of them, any of whom may act without the joinder of the others, as his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statement on Form N-1A and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorney, acting alone, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorney, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ John. E Neal	Trustee	November 2, 2022
John. E Neal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of Calamos ETF Trust, a Delaware statutory trust, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of beneficial interest of Calamos ETF Trust, hereby constitutes and appoints John P. Calamos, Sr., J. Christopher Jackson, and Thomas E. Herman and each of them, any of whom may act without the joinder of the others, as his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statement on Form N-1A and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorney, acting alone, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorney, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Lloyd A. Wennlund	Trustee	November 1, 2022
Lloyd A. Wennlund

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of Calamos ETF Trust, a Delaware statutory trust, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of beneficial interest of Calamos ETF Trust, hereby constitutes and appoints John P. Calamos, Sr., J. Christopher Jackson, and Thomas E. Herman and each of them, any of whom may act without the joinder of the others, as his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statement on Form N-1A and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorney, acting alone, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorney, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Karen L. Stuckey	Trustee	November 1, 2022
Karen L. Stuckey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee of Calamos ETF Trust, a Delaware statutory trust, which has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, a Registration Statement on Form N-1A for the registration under said Acts of the sale of shares of beneficial interest of Calamos ETF Trust, hereby constitutes and appoints John P. Calamos, Sr., J. Christopher Jackson, and Thomas E. Herman and each of them, any of whom may act without the joinder of the others, as his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statement on Form N-1A and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorney, acting alone, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorney, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Christopher M. Toub	Trustee	November 1, 2022
Christopher M. Toub